DIRECTORS RESOLUTIONS OF

KINETIC GROUP INC.

(the “Company”)

WHEREAS:

A.	YAROSLAV STARTSEV has consented to step down as President, CEO and as a Member of the Board of Directors of the Company.

B.	NIKOLAI KUZMIN has consented to step down as Treasurer, Secretary, C.F.O., Principal Accounting Officer, Principal Financial Officer and as a Member of the Board of Directors of the Company.

C.	NATHAN ROSENBERG has consented to act as a Member of the Board of Directors of the Company and the new President, Secretary and Treasurer of the Company.

BE IT RESOLVED THAT:

1.	YAROSLAV STARTSEV, immediately after appointing Nathan Rosenberg as a Member of the Board of Directors and President, Secretary and Treasurer of the Company, has stepped down as President, CEO and as a Member of the Board of Directors of the Company.

2.	NIKOLAI KUZMIN, immediately after appointing Nathan Rosenberg as a Member of the Board of Directors and President, Secretary and Treasurer of the Company, has stepped down as Treasurer, Secretary, C.F.O., Principal Accounting Officer, Principal Financial Officer and as a Member of the Board of Directors of the Company.

3.	NATHAN ROSENBERG, who has consented to act as a Member of the Board of Directors of the Company and as the President of the Company, is appointed to the Board of Directors of the Company and as President of the Company.

Effective date:                               , 2019

/s/ Yaroslav Startsev
YAROSLAV STARTSEV

/s/ Nikolai Kuzmin
NIKOLAI KUZMIN

/s/ Nathan Rosenberg
NATHAN ROSENBERG